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                                                                     EXHIBIT 4.1

                       NOTE: LOGO IS PMS 381 AND PMS 260
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AMERICAN BANK NOTE COMPANY  PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-764-8621
   55th and Sansom BL                      PROOF OF MAY 17, 2000
    PHILA., PA 19139                        DURECT CORPORATION
     (215) 764-8600                              H 85438 Fc
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     SALES:  M. SANDHU: 415-545-8585     OPERATOR:                       MT
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   HOME IS/ LIVE JOBS/D/DURECT 66438                      Rev 1
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                [SEAL]                                   [LOGO OF DURECT]                                  [SEAL]
  THIS CERTIFICATE IS TRANSFERABLE    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    SEE REVERSE FOR CERTAIN DEFINITIONS
  IN BOSTON, MA AND NEW YORK, NY                                                                      CUSIP  266605  10  4

         This Certifies that






         Is the record holder of

                                 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $0.0001

         -------------------------------------------------  DURECT CORPORATION  -------------------------------------------

      Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:


             /s/ Mark B. Weeks                   [SEAL OF DURECT CORPORATION]                    /s/ James E. Brown
                 SECRETARY                                                                     CHIEF EXECUTIVE OFFICER
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     The corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the
Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Such requests shall be made to the Corporation's Secretary at the prinicpal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                          UNIF GIFT MIN ACT -                          Custodian
TEN ENT - as tenants by the entireties                                      ----------------------              --------------------
JT TEN -  as joint tenants with right of                                            (Cust)                           (Minor)
          survivorship and not as tenants                                   Under Uniform -- to Minors
          in common                                                         Act
                                                                               -----------------------------------------------------
                                                                                                   (State)
                                                         UNIF TRF MIN ACT -                   Custodian (Until age                 )
                                                                            -----------------                      ----------------
                                                                                (Cust)

                                                                            ----------------- under Uniform Transfers
                                                                                (Minor)
                                                                            to Minors Act
                                                                                             ---------------------------------------
                                                                                                         (State)
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    Additional abbreviations may also be used though not in the above list.

For Value Received,
                    -------------------------------, hereby sell(s), assign(s)
and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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 -------------------------------------------------------------------------Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------

                         X

                          ------------------------------------------------------
                         X
                          ------------------------------------------------------
               NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALION PROGRAM, PURSUANT TO S.E.C RULE
17Ad-15.
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AMERICAN BANK NOTE COMPANY                                                  PRODUCTION COORDINATOR: MARY TARTAGLIA:215-764-8621
55th and Sansome St.                                                                 PROOF OF MAY 15, 2000
PHILA., PA 19139                                                                       DURECT CORPORATION
(215) 754-8600                                                                            H 66438 Bk
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
SALES: M. SANDHU: 415 543-8585                                                    OPERATOR:                 MT
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HOME 16/LIVE JOBS / D/ DURECT 66438                                                              NEW
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